Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes

During the years ended December 31, 2017, 2016 and 2015, the Company recorded no income tax benefits for the net operating losses incurred and research and development tax credits earned in each year or interim period, due to its uncertainty of realizing a benefit from those items. The Company’s losses before income taxes were generated in the United States and Austria.

Loss before the provision for income taxes for the years ended December 31, 2017, 2016 and 2015 consisted of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
United States	$(24,618)	$(12,969)	$(2,261)
Foreign (Austria)	(9,259)	(10,006)	(10,957)

	$(33,877)	$(22,975)	$(13,218)

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2017	2016	2015
U.S. federal statutory income tax rate	(35.0)%	(35.0)%	(35.0)%
State income taxes, net of federal benefit	(3.5)	(2.8)	(0.9)
Foreign rate differential	1.6	3.2	7.1
Research and development tax credits	(0.4)	(1.0)	(0.3)
Nondeductible expenses	1.2	0.7	0.2
Uncertain tax position reserves	0.2	0.5	0.1
Stock-based compensation	0.5	0.3	0.1
Change in rates due to tax reform	16.5	—	—
Change in deferred tax asset valuation allowance	18.9	34.1	28.7

Effective income tax rate	—%	—%	—%

Net deferred tax assets as of December 31, 2017 and 2016 consisted of the following (in thousands):

	December 31,
	2017	2016	2015
Net operating loss carryforwards	$20,216	$13,134	$9,243
Research and development tax credit carryforwards	317	264	42
Start-up costs	4,350	3,917	879
Accrued expenses and other	850	689	203

Total deferred tax assets	25,733	18,004	10,367

Valuation allowance	(25,733)	(18,004)	(10,367)

Net deferred tax assets	$—	$—	$—

As of December 31, 2017, the Company had U.S. federal and state net operating loss carryforwards of $24.2 million and $20.4 million, respectively, which may be available to offset future income tax liabilities and begin to expire in 2031 and 2036, respectively. In addition, as of December 31, 2017, the Company had foreign net operating loss carryforwards of $56.3 million, which do not expire. As of December 31, 2017, the Company also had U.S. federal and state research and development tax credit carryforwards of $0.3 million and $0.1 million, respectively, which begin to expire in 2032 and 2031, respectively. As of December 31, 2017, uncertain tax position reserves recorded were $0.1 million for U.S. federal research and development tax credits and $0.1 million for state research and development tax credits.

Utilization of the U.S. net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the U.S. net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of its deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2017, 2016 and 2015. Management reevaluates the positive and negative evidence at each reporting period.

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2017 and 2016 related primarily to the increases in net operating loss carryforwards and research and development tax credit carryforwards and were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Valuation allowance at beginning of year	$(18,004)	$(10,367)	$(6,577)
Increases recorded to income tax provision	(7,729)	(7,637)	(3,790)

Valuation allowance at end of year	$(25,733)	$(18,004)	$(10,367)

Changes in unrecognized tax benefits consisted of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
Unrecognized tax benefits at beginning of year	$126	$21	$2
Increases for tax positions taken in current year	66	105	19

Unrecognized tax benefits at end of year	$192	$126	$21

The Company’s U.S. federal and state income tax returns are generally subject to tax examinations for the tax years ended December 31, 2014 through December 31, 2016. There are currently no pending income tax examinations. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent utilized in a future period. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (“Tax Reform Legislation”), which made significant changes to U.S. federal income tax law. The Company expects that certain aspects of the Tax Reform Legislation will positively impact the Company’s future after-tax earnings in the U.S., primarily due to the lower federal statutory tax rate. Set forth below is a discussion of certain provisions of the Tax Reform Legislation and our preliminary assessment of the effect of such provisions on the Company’s results of operations, cash flows and consolidated financial statements.

Beginning January 1, 2018, the Company’s U.S. income will be taxed at a 21 percent federal corporate rate. Further, the Company is required to recognize the effect of this rate change on its deferred tax assets and liabilities and deferred tax asset valuation allowances in the period the tax rate change is enacted. The Company does not expect any material non-cash impact from this rate change, with adjustments to deferred tax balances offset by adjustments to deferred tax valuation allowances. Further, the Tax Reform Legislation provides for a one-time “deemed repatriation” of accumulated foreign earnings for the year ended December 31, 2017. The Company does not expect to pay U.S. federal cash taxes on the deemed repatriation due to an accumulated deficit in foreign earnings for tax purposes. The Company does not expect that its future foreign earnings will be subject to U.S. federal income tax. In addition, the Tax Reform Legislation provides for 100% bonus depreciation on tangible property expenditures through 2022. The bonus depreciation percentage is phased down from 100% beginning in 2023 through 2026. The Company does not expect this to have a material impact to the Company.

On December 22, 2017, Staff Accounting Bulletin No. 118 (“SAB 118”) was issued to address the application of US GAAP in situations when a registrant does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Legislation. The ultimate impact of the Tax Reform Legislation may differ from this estimate, possibly materially, due to changes in interpretations and assumptions, guidance that may be issued and actions the Company may take in response to the Tax Act. The Tax Act is highly complex and the Company will continue to assess the impact that various provisions will have on its business. Any subsequent adjustment to these amounts will be recorded to current tax expense in the quarter of 2018 when the analysis is complete.